UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): March 10, 2006

                               GRIFFON CORPORATION
               (Exact Name of Registrant as Specified in Charter)


        Delaware                     1-6620                    11-1893410
(State or Other Jurisdiction       (Commission              (I.R.S. Employer
    of Incorporation)              File Number)           Identification Number)


100 Jericho Quadrangle, Jericho, New York                          11753
 (Address of Principal Executive Offices)                       (Zip Code)

                                 (516) 938-5544
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act  (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act  (17 CFR 240.13e-4(c))


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Item 4.01.  Changes in Registrant's Certifying Accountant.

     Effective March 10, 2006, the Audit Committee of the Board of Directors of Griffon Corporation (the "Company") dismissed PricewaterhouseCoopers LLP ("PWC") as the Company's independent registered public accounting firm and appointed Grant Thornton LLP ("Grant Thornton") as the Company's independent registered public accounting firm.

     PWC's reports on the financial statements of the Company for the fiscal years ended September 30, 2004 and 2005 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

     During the fiscal years ended September 30, 2004 and 2005 and through March 10, 2006, there have been no disagreements with PWC (as defined in Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused them to make reference thereto in their report on the financial statements for such years.

     During the fiscal years ended September 30, 2004 and 2005 and through March 10, 2006 there were no reportable events as defined in Regulation S-K Item 304
(a)(1)(v).

     The Company provided PWC with a copy of the foregoing disclosures and requested PWC to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of PWC's response letter, dated March 15, 2006, is attached as Exhibit
16.1 to this Form 8-K.

     During the fiscal years ended September 30, 2004 and 2005 and through March 10, 2006, neither the Company nor anyone on behalf of the Company has consulted with Grant Thornton regarding either:

     1. The application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither was a written report provided to the Company nor was oral advice provided that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or

     2. Any matter that was either the subject of a disagreement or a reportable event, as each term is defined in Items 304(a)(1)(iv) and (v) of Regulation S-K, respectively.


Item 9.01.  Exhibits.

(d) Exhibits.

16.1. Letter, dated March 15, 2006, from PricewaterhouseCoopers LLP to the Securities and Exchange Commission



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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GRIFFON CORPORATION


                                   By:  /s/Eric P. Edelstein
                                      -----------------------------------------
                                      Eric P. Edelstein
                                      Executive Vice President and
                                      Chief Financial Officer


Date:   March 15, 2006


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                                  Exhibit Index

16.1 Letter, dated March 15, 2006 from PricewaterhouseCoopers LLP to the Securities and Exchange Commission